EXHIBIT 99.1
                             JOINT FILER INFORMATION

Designated Filer:                   Goodwood Inc.
Issuer & Ticker Symbol:             The Westaim Corporation (WEDXF.PK)
Date of Event Requiring Statement:  12/02/2008

Address:
212 King Street West, Suite 201        1354037 ONTARIO INC.
Toronto, Ontario, Canada M5H 1K5
                                       By: /s/ Peter H. Puccetti
                                           -------------------------------------
                                       Name: Peter H. Puccetti
                                       Title: Authorized Person

212 King Street West, Suite 201        GOODWOOD INC.
Toronto, Ontario, Canada M5H 1K5
                                       By: /s/ J. Cameron MacDonald
                                           -------------------------------------
                                       Name: J. Cameron MacDonald
                                       Title:  Authorized Person

212 King Street West, Suite 201        GOODWOOD FUND
Toronto, Ontario, Canada M5H 1K5
                                       By: /s/ Peter H. Puccetti
                                           -------------------------------------
                                       Name:  Peter H. Puccetti
                                       Title: Authorized Person

212 King Street West, Suite 201        THE GOODWOOD CAPITAL FUND
Toronto, Ontario, Canada M5H 1K5
                                       By: /s/ Peter H. Puccetti
                                           -------------------------------------
                                       Name:  Peter H. Puccetti
                                       Title: Authorized Person

212 King Street West, Suite 201        ARROW GOODWOOD FUND
Toronto, Ontario, Canada M5H 1K5
                                       By: /s/ Peter H. Puccetti
                                           -------------------------------------
                                       Name:  Peter H. Puccetti
                                       Title: Authorized Person

c/o M&C Corporate Services Limite      GOODWOOD FUND 2.0 LTD.
P.O. Box 309 GT
Grand Cayman, Cayman Islands           By: /s/ Peter H. Puccetti
                                           -------------------------------------
                                       Name:  Peter H. Puccetti
                                       Title: Authorized Person

212 King Street West, Suite 201        /s/ Peter H. Puccetti
Toronto, Ontario, Canada M5H 1K5       -----------------------------------------
                                                 PETER H. PUCCETTI

212 King Street West, Suite 201        /s/ J. Cameron MacDonald
Toronto, Ontario, Canada M5H 1K5       ----------------------------------------
                                                J. CAMERON MACDONALD